UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

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☐	Definitive Proxy Statement

☒	Definitive Additional Materials

☐	Soliciting Material Pursuant to §240.14a-12

Guardant Health, Inc.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

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Your Vote Counts!
GUARDANT HEALTH, INC. 3100 HANOVER STREET PALO ALTO, CA 94304	GUARDANT HEALTH, INC. 2023 Annual Meeting Vote by June 13, 2023 11:59 PM ET

You invested in GUARDANT HEALTH, INC. and it’s time to vote!

You have the right to vote on proposals being presented at the Annual Meeting. This is an important notice regarding the availability of proxy material for the stockholder meeting to be held on June 14, 2023.

Get informed before you vote

View the 10K Wrap, Notice & Proxy Statement online OR you can receive a free paper or email copy of the material(s) by requesting prior to May 31, 2023. If you would like to request a copy of the material(s) for this and/or future stockholder meetings, you may (1) visit www.ProxyVote.com, (2) call 1-800-579-1639 or (3) send an email to sendmaterial@proxyvote.com. If sending an email, please include your control number (indicated below) in the subject line. Unless requested, you will not otherwise receive a paper or email copy.

*	Please check the meeting materials for any special requirements for meeting attendance.

Vote at www.ProxyVote.com

THIS IS NOT A VOTABLE BALLOT

This is an overview of the proposals being presented at the upcoming stockholder meeting. Please follow the instructions on the reverse side to vote these important matters.

Voting Items		Board Recommends

1.	Election of Class II Directors

Nominees:
1a.	lan Clark	For
1b.	Meghan Joyce	For
1c.	Samir Kaul	For

2.	Ratification of the appointment of Deloitte & Touche LLP as Guardant Health, Inc.’s independent registered public accounting firm for the year ending December 31, 2023.	For

3.	Non-binding advisory vote to approve Guardant Health, Inc.’s named executive officer compensation.	For

NOTE: Such other business as may properly come before the meeting or any adjournment thereof.

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